Income Taxes	9 Months Ended	6 Months Ended
	Sep. 30, 2011	Jun. 30, 2011 Citadel Broadcasting Corp. [Member]
Income Taxes

10. Income Taxes

The Company accounts for income taxes in accordance with authoritative accounting guidance which establishes financial accounting and reporting standards for the effect of income taxes. The objectives of accounting for income taxes are to recognize the amount of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Judgment is required in addressing the future tax consequences of events that have been recognized in the Company's consolidated financial statements or tax returns.

In addition, the Company is subject to the continuous examination of its income tax returns by the Internal Revenue Service and other tax authorities. A change in the assessment of the outcomes of such matters could materially impact the Company's consolidated financial statements. The calculation of tax liabilities involves dealing with uncertainties in the application of complex tax regulations. In accordance with authoritative accounting guidance, the Company recognizes liabilities for anticipated tax audit issues based on managements' estimates of whether, and the extent to which, additional taxes may be required. If the Company ultimately determines that payment of these amounts is unnecessary, then the Company reverses the liability and recognizes a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company also recognizes tax benefits to the extent that it is more likely than not that its positions will be sustained if challenged by the taxing authorities. To the extent the Company prevails in matters for which liabilities have been established, or are required to pay amounts in excess of its liabilities, the Company's effective tax rate in a given period may be materially affected. An unfavorable tax settlement would require cash payments and may result in an increase in the Company's effective tax rate in the year of resolution. A favorable tax settlement would be recognized as a reduction in the Company's effective tax rate in the year of resolution. The Company reports interest and penalties related to uncertain income tax positions as income taxes.

In connection with the Citadel Acquisition, the Company acquired federal net operating losses totaling approximately $247.0 million. Due to the change in control in Citadel, these net operating losses are subject to annual limitations on their usage that the Company currently estimates will be between $70.0 and $80.0 million per year. In addition, the Citadel Acquisition triggered a change in control for the Company that will result in the Company's net operating losses also being subject to annual limitation on their usage. The Company is currently evaluating the extent of these annual limitations.

Additionally, during the three months ended September 30, 2011, the Company established unrecognized tax benefit liabilities related to the Citadel Acquisition and the CMP Acquisition. The following table reconciles unrecognized tax benefits during the period (dollars in thousands):

Beginning balance at December 31, 2010	$2,128
Increases for tax positions related to the current year — CMP Acquisition	311
Increases for tax positions related to the current year — Citadel Acquisition	12,025
Reductions due to lapsed statute of limitations	—

Ending balance at September 30, 2011	$14,464

The provision for income taxes reflects the Company's estimate of the effective tax rate expected to be applicable for the full current year. To the extent that actual pre-tax results for the year differ from the forecasted estimates applied at the end of the most recent interim period, the actual tax rate recognized during calendar 2011 could be different from the forecast rate. The Company's effective tax rate was 636.6% and 12.5% for the three months ended September 30, 2011 and September 30, 2010, respectively. The effective tax rate was -607.4% and 11.2% for the nine months ended September 30, 2011 and September 30, 2010, respectively. The effective tax rate increased significantly for the three months ended September 30, 2011 compared to the prior year period due to the impact of the CMP Acquisition and Citadel Acquisition providing future sources of taxable income sufficient to allow for a partial release of the valuation allowance previously recorded against the Company's deferred tax assets.

The Company regularly reviews its deferred tax assets for recoverability taking into consideration such factors as historical losses, projected future taxable income and the expected timing of the reversals of existing temporary differences. Current authoritative tax guidance requires the Company to record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." It further stipulates that "forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence such as cumulative losses in recent years." Since inception through September 30, 2011, the Company maintained a 100% valuation allowance equal to the deferred U.S. tax assets after considering the U.S. deferred tax assets that can be realized through offsets to existing taxable temporary differences. The Company does not consider the indefinite-lived intangible assets as future sources of taxable income when determining the amount of valuation allowance needed.

As a result of the CMP Acquisition and the Citadel Acquisition, the Company released $71.2 million of its valuation allowance. Because a business combination is a transaction that cannot be anticipated in the effective rate calculation prior to the acquisition date, the Company considered the valuation allowance as an unusual or infrequent item. The Company treated the release of the entire valuation allowance as a result of the business combinations as a discrete item as of the respective acquisition dates. The treatment of the release of the valuation allowance is an accounting policy election that the Company will apply consistently.

11. Income Taxes

Successor

For the three and six months ended June 30, 2011, the Company's effective tax rate was 42.5% and 34.8% respectively. The effective rate differed from the federal tax rate of 35% primarily due to state income taxes, net of federal benefit, and other permanent differences, offset by state tax benefit from changes in enacted tax laws.

For the month ended June 30, 2010, the Company's effective tax rate was 59.2%. This effective rate differed from the federal tax rate of 35% primarily due to state income taxes, net of federal benefit, non-deductible compensation and other permanent differences.

Predecessor

For the two and five months ended May 31, 2010, the Predecessor's effective tax rates were 0.4% and 0.5%, respectively. These effective rates differed from the federal tax rate of 35% primarily due to reorganization benefits related to the application of fresh-start reporting for which no income tax expense was recognized, non-deductible restructuring costs, and changes in the Predecessor's valuation allowance. The Predecessor's effective tax rate for the two and five months ended May 31, 2010, excluding the impact of adopting fresh-start reporting, would have been 2.9% and 3.7%, respectively. These effective rates differed from the federal tax rate of 35% primarily due to non-deductible restructuring costs offset by changes in the Predecessor's valuation allowance.